Exhibit 99.1

Sonic Automotive Reports First Quarter 2025 Financial Results

EchoPark Reports All-Time Record Quarterly Gross Profit, Segment Income, and Adjusted EBITDA*

CHARLOTTE, N.C. – April 24, 2025 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the first quarter ended March 31, 2025.

First Quarter 2025 Financial Summary
•First quarter record total revenues of $3.7 billion, up 8% year-over-year; total gross profit of $566.4 million, up 6% year-over-year
•Reported net income of $70.6 million, up 68% year-over-year ($2.04 earnings per diluted share, up 70% year-over-year)
▪Reported net income for the first quarter of 2025 includes the effect of a $30.0 million pre-tax gain from cyber insurance proceeds and a $0.2 million pre-tax gain on the sale of real estate, offset partially by a $1.4 million non-cash pre-tax impairment charge, a $1.2 million pre-tax disposition related loss, and a $0.9 million pre-tax charge related to storm damage (collectively, these items are partially offset by a $7.4 million tax expense on the above net benefit)
▪Reported net income for the first quarter of 2024 includes the effect of a $2.2 million pre-tax charge related to accelerated equity compensation vesting, a $1.0 million non-cash pre-tax impairment charge and a $4.2 million pre-tax charge related to the closure of stores in the EchoPark Segment (collectively, these items are partially offset by a $1.9 million tax benefit on the above charges)
▪Excluding these items, adjusted net income* was $51.3 million, up 8% year-over-year ($1.48 adjusted earnings per diluted share*, up 9% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 67.1% (66.0% on a Franchised Dealerships Segment basis, 70.1% on an EchoPark Segment basis, and 112.5% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 72.1% (71.8% on a Franchised Dealerships Segment basis, 70.4% on an EchoPark Segment basis, and 102.0% on a Powersports Segment basis)
•EchoPark Segment revenues of $559.7 million, flat year-over-year; all-time record quarterly EchoPark Segment total gross profit of $63.9 million, up 21% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 18,798, up 5% year-over-year
•Reported EchoPark Segment income of $10.3 million, as compared to a segment loss of $2.9 million in the prior year period, a 455% improvement year-over-year
◦Adjusted EchoPark Segment income* of $10.1 million, as compared to $1.3 million in the prior year period, a 677% improvement year-over-year
•All-time record quarterly EchoPark Segment adjusted EBITDA* of $15.8 million, as compared to $7.3 million adjusted EBITDA* in the prior year period, up 116% year-over-year,

•Sonic’s Board of Directors approved a quarterly cash dividend of $0.35 per share, payable on July 15, 2025 to all stockholders of record on June 13, 2025

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “In the first quarter, our team continued to execute at a high level, driving record first quarter consolidated revenues and combined new and used retail unit sales volume, in addition to all-time record quarterly adjusted EBITDA* in our EchoPark Segment. Going forward, we remain focused on delivering an outstanding experience for our guests and teammates, continuing to grow our EchoPark volume and profitability, gaining market share in our franchised dealerships and powersports segments, and optimizing our expense structure to drive sustained success. Despite uncertainty around the impact of tariffs on pricing, vehicle and parts inventory levels, gross margin, and consumer demand, our entire team remains focused on executing our strategy and continuing to grow our business, in order to create long-term value for our stakeholders.”

Jeff Dyke, President of Sonic Automotive, commented, “Our Franchised Dealerships Segment generated first quarter record total revenues, fixed operations gross profit, and F&I gross profit, and continues to execute our operational strategy at a high level. Our EchoPark team did an excellent job in the first quarter, achieving all-time record quarterly gross profit, segment income and adjusted EBITDA*, capitalizing on seasonal strength and setting the stage for continued operating efficiency going forward. In our Powersports Segment, we are beginning to see the benefits of our investment in modernizing our inventory management and marketing processes, which will be key to success in this segment.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “As of March 31, 2025, we had approximately $430 million in cash and floor plan deposits on hand, with total liquidity of approximately $947 million, before considering unencumbered real estate. In light of uncertainty around the effects that tariffs are expected to have on the automotive industry and our business, we have updated or withdrawn certain items in our previous financial guidance for 2025. Please refer to our updated guidance for 2025 in our investor presentation released this morning. Despite this uncertainty, we remain optimistic about opportunities to strategically deploy our capital to grow our revenue base and enhance shareholder returns, while managing the impact of tariffs on our business.”

First Quarter 2025 Segment Highlights
The financial measures discussed below are results for the first quarter of 2025 with comparisons made to the first quarter of 2024, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 8%; same store gross profit up 3%
•Same store retail new vehicle unit sales volume up 10%; same store retail new vehicle gross profit per unit down 17%, to $3,089
•Same store retail used vehicle unit sales volume down 2%; same store retail used vehicle gross profit per unit down 3%, to $1,555

•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 7%; same store customer pay gross profit up 2%; same store warranty gross profit up 38%; same store Fixed Operations gross profit margin up 70 basis points, to 50.8%
•Same store finance and insurance (“F&I”) gross profit up 8%; same store F&I gross profit per retail unit of $2,442, up 4%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 51 days’ supply of new vehicle inventory (including in-transit) and 31 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $559.7 million, flat year-over-year; all-time record quarterly gross profit of $63.9 million, up 21%
◦On a same market basis (which excludes closed stores), revenues were up 3% and gross profit was up 19%
•Retail used vehicle unit sales volume of 18,798, up 5%
◦On a same market basis (which excludes closed stores), retail used vehicle unit sales volume was up 7%
•All-time record quarterly reported segment income of $10.3 million, all-time record quarterly adjusted segment income* of $10.1 million, and all-time record quarterly adjusted EBITDA* of $15.8 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 35 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•First quarter record revenues of $34.4 million, up 24%; gross profit of $8.5 million, up 9%
•Segment loss of $3.5 million, a 52% increase from a segment loss of $2.3 million in the prior year period, and adjusted EBITDA loss* of $0.7 million, a 13% improvement from an adjusted EBITDA loss* of $0.8 million in the prior year period

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.35 per share, payable on July 15, 2025 to all stockholders of record on June 13, 2025.

First Quarter 2025 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive First Quarter 2025 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping experience and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance, results and events, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. You should not place undue reliance on these statements, and you are cautioned that these forward-looking statements are not guarantees of future performance. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the effects of tariffs on vehicle and parts pricing and supply, the effects of tariffs on consumer demand, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and changes in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies and investment in new technologies, the rate and timing of overall economic expansion or contraction, the integration of acquisitions, cybersecurity incidents and other disruptions to our information systems, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,656.3	$1,455.8	14%
Fleet new vehicles	22.1	19.6	13%
Total new vehicles	1,678.4	1,475.4	14%
Used vehicles	1,225.0	1,215.6	1%
Wholesale vehicles	82.7	77.3	7%
Total vehicles	2,986.1	2,768.3	8%
Parts, service and collision repair	474.4	446.7	6%
Finance, insurance and other, net	190.8	169.0	13%
Total revenues	3,651.3	3,384.0	8%
Cost of sales:
Retail new vehicles	(1,566.9)	(1,359.4)	(15)%
Fleet new vehicles	(21.5)	(18.9)	(14)%
Total new vehicles	(1,588.4)	(1,378.3)	(15)%
Used vehicles	(1,178.6)	(1,168.6)	(1)%
Wholesale vehicles	(84.1)	(78.1)	(8)%
Total vehicles	(2,851.1)	(2,625.0)	(9)%
Parts, service and collision repair	(233.8)	(222.8)	(5)%
Total cost of sales	(3,084.9)	(2,847.8)	(8)%
Gross profit	566.4	536.2	6%
Selling, general and administrative expenses	(380.3)	(392.2)	3%
Impairment charges	(1.4)	(1.0)	NM
Depreciation and amortization	(39.7)	(36.3)	(9)%
Operating income (loss)	145.0	106.7	36%
Other income (expense):
Interest expense, floor plan	(20.0)	(20.3)	1%
Interest expense, other, net	(27.6)	(29.0)	5%
Other income (expense), net	—	0.1	NM
Total other income (expense)	(47.6)	(49.2)	3%
Income (loss) before taxes	97.4	57.5	69%
Provision for income taxes - benefit (expense)	(26.8)	(15.5)	(73)%
Net income (loss)	$70.6	$42.0	68%

Basic earnings (loss) per common share	$2.09	$1.24	69%
Basic weighted-average common shares outstanding	33.9	34.0	—%

Diluted earnings (loss) per common share	$2.04	$1.20	70%
Diluted weighted-average common shares outstanding	34.6	34.9	1%

Dividends declared per common share	$0.35	$0.30	17%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,636.9	$1,439.9	14%
Fleet new vehicles	22.1	19.6	13%
Total new vehicles	1,659.0	1,459.5	14%
Used vehicles	745.6	729.3	2%
Wholesale vehicles	54.6	48.6	12%
Total vehicles	2,459.2	2,237.4	10%
Parts, service and collision repair	467.4	439.9	6%
Finance, insurance and other, net	130.6	119.6	9%
Total revenues	3,057.2	2,796.9	9%
Gross Profit:
Retail new vehicles	86.7	94.1	(8)%
Fleet new vehicles	0.6	0.7	(14)%
Total new vehicles	87.3	94.8	(8)%
Used vehicles	39.9	40.8	(2)%
Wholesale vehicles	(1.0)	(0.2)	(400)%
Total vehicles	126.2	135.4	(7)%
Parts, service and collision repair	237.2	220.8	7%
Finance, insurance and other, net	130.6	119.6	9%
Total gross profit	494.0	475.8	4%
Selling, general and administrative expenses	(325.9)	(338.5)	4%
Impairment charges	—	(1.0)	NM
Depreciation and amortization	(33.4)	(29.8)	(12)%
Operating income (loss)	134.7	106.5	26%
Other income (expense):
Interest expense, floor plan	(16.3)	(16.0)	(2)%
Interest expense, other, net	(26.6)	(27.8)	4%
Other income (expense), net	0.1	—	NM
Total other income (expense)	(42.8)	(43.8)	2%
Income (loss) before taxes	91.9	62.7	47%
Add: Impairment charges	—	1.0	NM
Segment income (loss)	$91.9	$63.7	44%

Unit Sales Volume:
Retail new vehicles	28,082	25,297	11%
Fleet new vehicles	383	379	1%
Total new vehicles	28,465	25,676	11%
Used vehicles	25,441	25,666	(1)%
Wholesale vehicles	6,195	5,105	21%
Retail new & used vehicles	53,523	50,963	5%
Used-to-New Ratio	0.91	1.01	(10)%

Gross Profit Per Unit:
Retail new vehicles	$3,089	$3,722	(17)%
Fleet new vehicles	$1,444	$1,706	(15)%
New vehicles	$3,067	$3,692	(17)%
Used vehicles	$1,568	$1,592	(2)%
Finance, insurance and other, net	$2,439	$2,348	4%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,623.6	$1,437.4	13%
Fleet new vehicles	22.0	19.6	12%
Total new vehicles	1,645.6	1,457.0	13%
Used vehicles	731.8	726.8	1%
Wholesale vehicles	54.0	48.2	12%
Total vehicles	2,431.4	2,232.0	9%
Parts, service and collision repair	461.6	438.7	5%
Finance, insurance and other, net	129.2	119.3	8%
Total revenues	3,022.2	2,790.0	8%
Gross Profit:
Retail new vehicles	86.1	94.2	(9)%
Fleet new vehicles	0.6	0.6	—%
Total new vehicles	86.7	94.8	(9)%
Used vehicles	38.9	40.9	(5)%
Wholesale vehicles	(1.0)	(0.2)	(400)%
Total vehicles	124.6	135.5	(8)%
Parts, service and collision repair	234.3	219.7	7%
Finance, insurance and other, net	129.2	119.3	8%
Total gross profit	$488.1	$474.5	3%

Unit Sales Volume:
Retail new vehicles	27,870	25,231	10%
Fleet new vehicles	383	379	1%
Total new vehicles	28,253	25,610	10%
Used vehicles	25,019	25,554	(2)%
Wholesale vehicles	6,117	5,065	21%
Retail new & used vehicles	52,889	50,785	4%
Used-to-New Ratio	0.90	1.01	(11)%

Gross Profit Per Unit:
Retail new vehicles	$3,089	$3,732	(17)%
Fleet new vehicles	$1,444	$1,706	(15)%
New vehicles	$3,067	$3,702	(17)%
Used vehicles	$1,555	$1,600	(3)%
Finance, insurance and other, net	$2,442	$2,350	4%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$473.7	$482.9	(2)%
Wholesale vehicles	27.3	28.6	(5)%
Total vehicles	501.0	511.5	(2)%
Finance, insurance and other, net	58.7	47.9	23%
Total revenues	559.7	559.4	—%
Gross Profit:
Used vehicles	5.4	5.3	2%
Wholesale vehicles	(0.2)	(0.6)	67%
Total vehicles	5.2	4.7	11%
Finance, insurance and other, net	58.7	47.9	23%
Total gross profit	63.9	52.6	21%
Selling, general and administrative expenses	(44.8)	(45.6)	2%
Impairment charges	(0.2)	—	NM
Depreciation and amortization	(5.2)	(5.5)	5%
Operating income (loss)	13.7	1.5	813%
Other income (expense):
Interest expense, floor plan	(3.1)	(3.8)	18%
Interest expense, other, net	(0.4)	(0.7)	43%
Other income (expense), net	(0.1)	0.1	NM
Total other income (expense)	(3.6)	(4.4)	18%
Income (loss) before taxes	10.1	(2.9)	448%
Add: Impairment charges	0.2	—	NM
Segment income (loss)	$10.3	$(2.9)	455%

Unit Sales Volume:
Used vehicles	18,798	17,981	5%
Wholesale vehicles	3,150	2,994	5%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,411	$2,955	15%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$473.7	$473.2	—%
Wholesale vehicles	27.3	25.5	7%
Total vehicles	501.0	498.7	—%
Finance, insurance and other, net	59.1	47.5	24%
Total revenues	560.1	546.2	3%
Gross Profit:
Used vehicles	4.3	5.6	(23)%
Wholesale vehicles	(0.2)	0.1	(300)%
Total vehicles	4.1	5.7	(28)%
Finance, insurance and other, net	59.1	47.5	24%
Total gross profit	$63.2	$53.2	19%

Unit Sales Volume:
Used vehicles	18,798	17,618	7%
Wholesale vehicles	3,150	2,785	13%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,373	$3,018	12%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$19.4	$15.9	22%
Used vehicles	5.7	3.4	68%
Wholesale vehicles	0.8	0.1	700%
Total vehicles	25.9	19.4	34%
Parts, service and collision repair	7.0	6.8	3%
Finance, insurance and other, net	1.5	1.5	—%
Total revenues	34.4	27.7	24%
Gross Profit:
Retail new vehicles	2.7	2.3	17%
Used vehicles	1.1	0.9	22%
Wholesale vehicles	(0.2)	—	(100)%
Total vehicles	3.6	3.2	13%
Parts, service and collision repair	3.4	3.1	10%
Finance, insurance and other, net	1.5	1.5	—%
Total gross profit	8.5	7.8	9%
Selling, general and administrative expenses	(9.6)	(8.1)	(19)%
Impairment charges	(1.1)	—	NM
Depreciation and amortization	(1.2)	(1.0)	(20)%
Operating income (loss)	(3.4)	(1.3)	(162)%
Other income (expense):
Interest expense, floor plan	(0.5)	(0.5)	—%
Interest expense, other, net	(0.7)	(0.5)	(40)%
Other income (expense), net	—	—	NM
Total other income (expense)	(1.2)	(1.0)	(20)%
Income (loss) before taxes	(4.6)	(2.3)	(100)%
Add: Impairment charges	1.1	—	NM
Segment income (loss)	$(3.5)	$(2.3)	(52)%

Unit Sales Volume:
Retail new vehicles	993	845	18%
Used vehicles	578	409	41%
Wholesale vehicles	60	13	362%

Gross Profit Per Unit:
Retail new vehicles	$2,681	$2,676	—%
Used vehicles	$1,823	$2,185	(17)%
Finance, insurance and other, net	$943	$1,197	(21)%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$16.4	$15.2	8%
Used vehicles	4.4	3.0	47%
Wholesale vehicles	0.7	0.1	600%
Total vehicles	21.5	18.3	17%
Parts, service and collision repair	5.7	6.3	(10)%
Finance, insurance and other, net	1.4	1.4	—%
Total revenues	28.6	26.0	10%
Gross Profit:
Retail new vehicles	2.2	2.2	—%
Used vehicles	0.8	0.8	—%
Wholesale vehicles	—	—	—%
Total vehicles	3.0	3.0	—%
Parts, service and collision repair	2.8	2.9	(3)%
Finance, insurance and other, net	1.4	1.4	—%
Total gross profit	$7.2	$7.3	(1)%

Unit Sales Volume:
Retail new vehicles	850	816	4%
Used vehicles	466	374	25%
Wholesale vehicles	60	13	362%
Retail new & used vehicles	1,316	1,190	11%
Used-to-New Ratio	0.55	0.46	20%

Gross Profit Per Unit:
Retail new vehicles	$2,588	$2,672	(3)%
Used vehicles	$1,780	$2,153	(17)%
Finance, insurance and other, net	$1,037	$1,166	(11)%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$258.5	$247.3	$(11.2)	(5)%
Advertising	23.8	22.3	(1.5)	(7)%
Rent	10.2	9.3	(0.9)	(10)%
Other	87.8	113.3	25.5	23%
Total SG&A expenses	$380.3	$392.2	$11.9	3%
Adjustments:
Acquisition and disposition-related gain (loss)	$(1.0)	$—
Closed store accrued expenses	—	(2.1)
Cyber insurance proceeds	30.0	—
Storm damage charges	(0.9)	—
Severance and long-term compensation charges	—	(4.3)
Total SG&A adjustments	$28.1	$(6.4)
Adjusted:
Total adjusted SG&A expenses	$408.4	$385.8	$(22.6)	(6)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.6%	46.1%	50	bps
Advertising	4.2%	4.2%	—	bps
Rent	1.8%	1.7%	(10)	bps
Other	15.5%	21.1%	560	bps
Total SG&A expenses as a % of gross profit	67.1%	73.1%	600	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.2)%	—%
Closed store accrued expenses	—%	(0.4)%
Cyber insurance proceeds	5.3%	—%
Storm damage charges	(0.2)%	—%
Severance and long-term compensation charges	—%	(0.7)%
Total effect of adjustments	5.0%	(1.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.1%	72.0%	(10)	bps

Reported:
Total gross profit	$566.4	$536.2	$30.2	6%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$226.4	$216.5	$(9.9)	(5)%
Advertising	15.8	15.3	(0.5)	(3)%
Rent	9.7	10.1	0.4	4%
Other	74.0	96.6	22.6	23%
Total SG&A expenses	$325.9	$338.5	$12.6	4%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.3)	$—
Cyber insurance proceeds	30.0	—
Storm damage charges	(0.9)	—
Severance and long-term compensation charges	—	(2.2)
Total SG&A adjustments	$28.8	$(2.2)
Adjusted:
Total adjusted SG&A expenses	$354.7	$336.3	$(18.4)	(5)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.8%	45.5%	(30)	bps
Advertising	3.2%	3.2%	—	bps
Rent	2.0%	2.1%	10	bps
Other	15.0%	20.3%	530	bps
Total SG&A expenses as a % of gross profit	66.0%	71.1%	510	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.1)%	—%
Cyber insurance proceeds	6.1%	—%
Storm damage charges	(0.2)%	—%
Severance and long-term compensation charges	—%	(0.4)%
Total effect of adjustments	5.8%	(0.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.8%	70.7%	(110)	bps

Reported:
Total gross profit	$494.0	$475.8	$18.2	4%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2024	2023	Change	% Change
	(In millions)
Reported:
Compensation	$25.9	$25.2	$(0.7)	(3)%
Advertising	7.7	6.6	(1.1)	(17)%
Rent	0.7	(0.8)	(1.5)	(188)%
Other	10.5	14.6	4.1	28%
Total SG&A expenses	$44.8	$45.6	$0.8	2%
Adjustments:
Closed store accrued expenses	$—	$(2.1)
Acquisition and disposition-related gain (loss)	0.2	—
Severance and long-term compensation charges	—	(2.1)
Total SG&A adjustments	$0.2	$(4.2)
Adjusted:
Total adjusted SG&A expenses	$45.0	$41.4	$(3.6)	(9)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	40.5%	47.8%	730	bps
Advertising	12.1%	12.6%	50	bps
Rent	1.1%	(1.4)%	(250)	bps
Other	16.4%	27.6%	1,120	bps
Total SG&A expenses as a % of gross profit	70.1%	86.6%	1,650	bps
Adjustments:
Closed store accrued expenses	—%	(4.0)%
Acquisition and disposition-related gain (loss)	0.3%	—%
Severance and long-term compensation charges	—%	(4.0)%
Total effect of adjustments	0.3%	(8.0)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	70.4%	78.6%	820	bps

Reported:
Total gross profit	$63.9	$52.6	$11.3	21%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$6.2	$5.6	$(0.6)	(11)%
Advertising	0.2	0.4	0.2	50%
Rent	(0.2)	—	0.2	—%
Other	3.4	2.1	(1.3)	(62)%
Total SG&A expenses	$9.6	$8.1	$(1.5)	(19)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.9)	$—
Total SG&A adjustments	$(0.9)	$—
Adjusted:
Total adjusted SG&A expenses	$8.7	$8.1

Reported:
SG&A expenses as a % of gross profit:
Compensation	72.6%	72.7%	10	bps
Advertising	2.9%	5.1%	220	bps
Rent	(2.0)%	0.4%	240	bps
Other	39.0%	26.6%	(1,240)	bps
Total SG&A expenses as a % of gross profit	112.5%	104.8%	(770)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(10.5)%	—%
Total effect of adjustments	(10.5)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	102.0%	104.8%	280	bps

Reported:
Total gross profit	$8.5	$7.8	$0.7	9%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$91.9	$62.7	47%
Add: Impairment charges	—	1.0
Segment income (loss)	$91.9	$63.7	44%

Adjustments:
Acquisition and disposition-related (gain) loss	$0.3	$—
Cyber insurance proceeds	(30.0)	—
Storm damage charges	0.9	—
Severance and long-term compensation charges	—	2.2
Total pre-tax adjustments	$(28.8)	$2.2

Adjusted:
Segment income (loss)	$63.1	$65.9	(4)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$10.1	$(2.9)	448%
Add: Impairment charges	0.2	—
Segment income (loss)	$10.3	$(2.9)	455%

Adjustments:
Closed store accrued expenses	$—	$2.1
Acquisition and disposition-related (gain) loss	(0.2)	—
Severance and long-term compensation charges	—	2.1
Total pre-tax adjustments	$(0.2)	$4.2

Adjusted:
Segment income (loss)	$10.1	$1.3	677%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(4.6)	$(2.3)	(100)%
Add: Impairment charges	1.1	—
Segment income (loss)	$(3.5)	$(2.3)	(52)%

Adjustments:
Acquisition and disposition-related (gain) loss	$0.9	$—

Adjusted:
Adjusted segment income (loss)	$(2.6)	$(2.3)	(13)%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.6	$70.6	$2.04	34.9	$42.0	$1.20
Adjustments:
Acquisition and disposition-related (gain) loss		$1.0			$—
Closed store accrued expenses		—			2.1
Cyber Insurance Payment		(30.0)			—
Storm damage charges		0.9			—
Impairment charges		1.4			1.0
Severance and long-term compensation charges		—			4.3
Total pre-tax adjustments		$(26.7)			$7.4
Tax effect of above items		7.4			(1.9)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.6	$51.3	$1.48	34.9	$47.5	$1.36

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended March 31, 2025				Three Months Ended March 31, 2024
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$70.6				$42.0
Provision for income taxes				26.8				15.5
Income (loss) before taxes	$91.9	$10.1	$(4.6)	$97.4	$62.7	$(2.9)	$(2.3)	$57.5
Non-floor plan interest (1)	24.9	0.5	0.7	26.1	26.3	0.6	0.5	27.4
Depreciation and amortization (2)	35.1	5.2	1.2	41.4	31.5	5.4	1.0	37.9
Stock-based compensation expense	5.8	—	—	5.8	4.4	—	—	4.4
Impairment charges	—	0.2	1.1	1.4	1.0	—	—	1.0
Severance and long-term compensation charges	—	—	—	—	2.2	2.1	—	4.3
Cyber insurance proceeds	(30.0)	—	—	(30.0)	—	—	—	—
Acquisition and disposition related (gain) loss	0.3	(0.2)	0.9	1.0	—	—	—	—
Storm damage charges	0.9	—	—	0.9	—	—	—	—
Closed store accrued expenses	—	—	—	—	—	2.1	—	2.1
Adjusted EBITDA	$128.9	$15.8	$(0.7)	$144.0	$128.1	$7.3	$(0.8)	$134.6

Note: Due to rounding, segment level financial data may not sum to consolidated results.

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.

Non-GAAP Reconciliation - EchoPark Segment Operations and Closed Stores

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024			Better / (Worse) % Change
	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment	EchoPark Operations	Closed Stores	Total EchoPark Segment
	(In millions, except unit and per unit data)

Total revenues	$560.1	$(0.4)	$559.7	$546.2	$13.2	$559.4	3%	(103)%	—%
Total gross profit (loss)	$64.1	$(0.2)	$63.9	$53.2	$(0.6)	$52.6	20%	67%	21%

Income (loss) before taxes	$10.2	$(0.1)	$10.1	$2.9	$(5.8)	$(2.9)	252%	98%	448%
Non-floor plan interest (1)	0.4	0.1	0.5	0.6	—	0.6	NM	NM	NM
Depreciation and amortization (2)	5.2	—	5.2	5.4	—	5.4	NM	NM	NM
Acquisition and disposition-related (gain) loss	(0.2)	—	(0.2)	—	—	—	NM	NM	NM
Closed store accrued expenses	—	—	—	—	2.1	2.1	NM	NM	NM
Impairment charges	0.2	—	0.2	—	—	—	NM	NM	NM
Severance and long-term compensation charges	—	—	—	0.5	1.6	2.1	NM	NM	NM
Adjusted EBITDA	$15.8	$—	$15.8	$9.4	$(2.1)	$7.3	68%	NM	116%

Used vehicle unit sales volume	18,798	—	18,798	17,618	363	17,981	7%	NM	5%
Total used vehicle and F&I gross profit per unit	$3,423	NM	$3,411	$3,018	NM	$2,955	13%	NM	15%

NM = Not Meaningful
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.